                                                                    EXHIBIT 99.1

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
                                       FIRST UNION REAL ESTATE EQUITY and MORTGAGE INVESTMENTS
                                     Pro Forma Combined Balance Sheets as of September 30, 1999
                                                           (in thousands)




                                                                                      St. Cloud                   Sold Southwestern
                                                     September 30, 1999              Refinancing                  Retail Properties
                                                    -------------------           ------------------             ------------------

ASSETS
Investments in real estate
  Land                                               $        97,854                                                       (38,070)
  Buildings and improvements                                 428,059                                                      (156,471)
                                                     ---------------              ------------------              ----------------
                                                             525,913                         --                           (194,541)
  Less - Accumulated depreciation                            (82,056)                                                        9,336
                                                     ---------------              ------------------              ----------------
    Total investments in real estate                         443,857                         --                           (185,205)

Investment in joint venture                                    1,704

Mortgage loans and notes receivable                            8,426


Other assets
  Cash and cash equivalents - unrestricted                    49,120                          28,611                        32,706
                            - restricted                      29,254                                                       (11,091)
  Accounts receivable and prepayments                         10,942
  Inventory                                                    3,438
  Goodwill, net                                               43,982
  Management and lease agreements, net                           735
  Deferred charges and other, net                              3,227                                                          (341)
  Unamortized debt issue costs                                 5,253                             974                        (2,568)
  Other                                                        5,064
                                                    -----------------              ------------------              ----------------
    Total assets                                    $        605,002                          29,585                      (166,499)
                                                    =================              ==================              ================


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Mortgage loans                                    $        326,825                          29,585                      (160,992)
  Notes payable                                                  125
  Senior notes                                                12,538
  Bank loans                                                  21,394
  Accounts payable and accrued liabilities                    33,725
  Deferred obligations                                        10,585
  Deferred  income                                             1,967

                                                    -----------------              ------------------              ----------------
    Total liabilities                                        407,159                          29,585                      (160,992)
                                                    -----------------              ------------------              ----------------

Minority interest                                                436                                                             -

Shareholders' equity
  Preferred shares of beneficial interest,
    $25 liquidation preference,
    2,300,000 shares authorized
    and 1,349,000 outstanding                                 31,737
  Shares of beneficial interest, $1 par,
    unlimited authorization, outstanding                      42,477
  Paid-in capital                                            125,148                                                        (5,507)
  Foreign currency translation adjustment                     (1,955)
                                                    -----------------              ------------------              ----------------
    Total shareholders' equity                               197,407                                                        (5,507)
                                                    -----------------              ------------------              ----------------
                                                    $        605,002                          29,585                      (166,499)
                                                    =================              ==================              ================


                                                                                              Repayment
                                                                                              of Impark
                                                                                            Bank Debt and
                                                  Impark and Canadian                      Cash Contributed
                                                      Real Estate                           by Registrant        September 30, 1999
                                                      Subsidiaries        Ventek               to Impark             Pro Forma
                                                   ----------------- -----------------    -----------------     ------------------

ASSETS
Investments in real estate
  Land                                                      (7,012)                                                     $ 52,772
  Buildings and improvements                                (1,695)                                                      269,893
                                                   ---------------   -----------------    -----------------    -----------------
                                                            (8,707)             --                   --                  322,665
  Less - Accumulated depreciation                              103                                                       (72,617)
                                                   ---------------   -----------------    -----------------    -----------------
    Total investments in real estate                        (8,604)             --                   --                  250,048

Investment in joint venture                                                                                                1,704

Mortgage loans and notes receivable                         (2,962)                                                        5,464


Other assets
  Cash and cash equivalents - unrestricted                  (2,633)                 38              (20,000)              87,842
                            - restricted                                                            (15,000)               3,163
  Accounts receivable and prepayments                       (6,636)              1,172                                     5,478
  Inventory                                                 (3,438)              2,498                                     2,498
  Goodwill, net                                            (43,982)                                                         --
  Management and lease agreements, net                        (735)                                                         --
  Deferred charges and other, net                                                                                          2,886
  Unamortized debt issue costs                                 (34)                                                        3,625
  Other                                                     (5,064)                243                                       243
                                                   ----------------   -----------------    -----------------    -----------------
    Total assets                                           (74,088)              3,951              (35,000)           $ 362,951
                                                   ================   =================    =================    =================


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Mortgage loans                                                                                                       $ 195,418
  Notes payable                                                                                                              125
  Senior notes                                                                                                            12,538
  Bank loans                                               (21,394)                                                         --
  Accounts payable and accrued liabilities                 (18,923)                675                                    15,477
  Deferred obligations                                                                                                    10,585
  Deferred  income                                            (958)                                                        1,009

                                                   ----------------   -----------------    -----------------    -----------------
    Total liabilities                                      (41,275)                675                    0              235,152
                                                   ----------------   -----------------    -----------------    -----------------

Minority interest                                             (436)             --                                          --

Shareholders' equity
  Preferred shares of beneficial interest,
    $25 liquidation preference,
    2,300,000 shares authorized
    and 1,349,000 outstanding                                                                                             31,737
  Shares of beneficial interest, $1 par,
    unlimited authorization, outstanding                                                                                  42,477
  Paid-in capital                                          (34,332)              3,276              (35,000)              53,585
  Foreign currency translation adjustment                    1,955                                                                 -
                                                   ----------------   -----------------    -----------------    -----------------
    Total shareholders' equity                             (32,377)              3,276              (35,000)             127,799
                                                   ----------------   -----------------    -----------------    -----------------
                                                           (74,088)              3,951              (35,000)           $ 362,951
                                                   ================   =================    =================    =================


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